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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event

                          Reported): February 21, 1997

                CWABS, INC., (as depositor under the Pooling and Servicing Agreement, to be dated as of February 25, 1997, providing for the issuance of the CWABS, Inc., Countrywide Home Equity Loan Trust 1997-A Revolving Home Equity Loan Asset Backed Certificates, Series 1997-A).

                                   CWABS, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                 333-11095               95-4596514
      -------------------       --------------    ----------------------
(State or Other Jurisdiction    (Commission            (I.R.S. Employer
     of Incorporation)          File Number)          Identification No.)



          155 North Lake Avenue
           Pasadena. California                        91101
      -----------------------------             ---------------------
          (Address of Principal                      (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (818) 584-2212

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Item 5. Other Events.

Filing of Certain Materials

         Pursuant to Rule 424(b)(2) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Revolving Home Equity Loan Asset Backed Certificates, Series 1997-A.

         In connection with the offering of the Revolving Home Equity Loan Asset Backed Certificates, Series 1997-A, Prudential Securities Incorporated ("Prudential") and Countrywide Securities Corporation ("Countrywide Securities" and together with Prudential, the "Underwriters"), as underwriters of the Certificates, have prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials of the Underwriters are filed as Exhibit 99.1.


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*  Capitalized  terms  used  and not  otherwise  defined  herein  shall have the meanings assigned to them in the prospectus dated February 21, 1997 and the prospectus supplement dated February 21, 1997, of CWABS, Inc., relating to its Revolving Home Equity Loan Asset Backed Certificates, Series 1997-A.

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Incorporation of Certain Documents by Reference

         Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on Financial Security Assurance Inc., SEC No-Action Letter (July 16, 1993), the Company will incorporate by reference the financial statements of Financial Security Assurance, Inc., into the Company's registration statement (File No. 333-11095). The financial statements will be referred to in the prospectus supplement relating to the Company's Revolving Home Equity Loan Asset Backed Certificates, Series 1997-A. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to the use of their name in such prospectus supplement. The consent of Coopers & Lybrand is attached hereto as Exhibit 23.


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         Item 7.  Financial  Statements.  Pro Forma  Financial  Information  and
                  Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

             23.           Consent of Coopers & Lybrand L.L.P.
             99.1          Computational Materials.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CWMBS, INC.

                                             By: /s/ David Walker
                                                 -------------------------------
                                                 David Walker
                                                 Vice President

Dated: February 21, 1997




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                                  Exhibit Index

Exhibit                                                                    Page
-------                                                                    ----
23.           Consent of Coopers & Lybrand L.L.P.

99.1          Computational Materials.













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